Basis of Presentation and Significant Accounting Policies - Schedule of Interest Incurred under Company's Debt Obligations (Detail) (USD $) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended	10 Months Ended	2 Months Ended	12 Months Ended
	Mar. 31, 2012 Successor [Member]	Mar. 31, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Feb. 24, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Schedule Of Interest Expenses [Line Items]
Interest incurred	$ 4,234	$ 7,151	$ 30,526	$ 7,145	$ 61,464	$ 62,791
Less: Interest capitalized	2,520	5,867	(21,399)	(4,638)	(36,935)	(39,138)
Interest expense, net of amounts capitalized	1,714	1,284	9,127	2,507	24,529	23,653
Cash paid for interest	$ 1,189	$ 222	$ 26,560	$ 8,924	$ 48,018	$ 59,748